UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2004

CAPITAL AUTOMOTIVE REIT

(Exact name of registrant as specified in its charter)

Maryland	000-23733	54-1870224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8270 Greensboro Drive, Suite 950
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 288-3075

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

     The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-116189) of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 24, 2004, among Capital Automotive REIT, Capital Automotive L.P. and Credit Suisse First Boston LLC (filed herewith)

5.1	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)

8.1	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)

10.1	Revolving Credit and Term Loan Agreement, dated as of August 20, 2004, among Capital Automotive L.P., Capital Automotive REIT, JPMorgan Chase Bank, Bank of America, N.A., Wachovia Bank, National Association, Wells Fargo Bank, National Association and RBC Capital Markets (filed herewith)

23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTOMOTIVE REIT
By:	/s/ Thomas D. Eckert
	Name:	Thomas D. Eckert
	Title:	President and Chief Executive Officer

Dated: August 24, 2004

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of August 24, 2004, among Capital Automotive REIT, Capital Automotive L.P. and Credit Suisse First Boston LLC (filed herewith)

5.1	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)

8.1	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)

10.1	Revolving Credit and Term Loan Agreement, dated as of August 20, 2004, among Capital Automotive L.P., Capital Automotive REIT, JPMorgan Chase Bank, Bank of America, N.A., Wachovia Bank, National Association, Wells Fargo Bank, National Association and RBC Capital Markets (filed herewith)

23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)